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                              EXHIBIT 10 (III) A

                           CNB FINANCIAL CORPORATION


                Form 10-K For The Year Ended December 31, 1998

                          Deferred Compensation Plan


                           CNB FINANCIAL CORPORATION
        NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS
        --------------------------------------------------------------


         1. Name of Plan. The Plan created in accordance with the terms hereof
            ------------
shall be known as the CNB FINANCIAL CORPORATION NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS (hereinafter referred to as the "Plan").

         2. Purpose. The purpose of this Plan is to recognize the value of an
            -------
Outside Director's past service to the Company, to enhance the Company's ability to attract and retain competent and experienced Outside Directors, and to assure the availability of each participating Outside Director's knowledge and experience as a resource to the Company following his retirement as an Outside Director. The Plan is intended to be an unfunded plan of deferred compensation, not qualified under the Internal Revenue Code ("Code") or Title I of the Retirement Employee Firms Security Act of 1974 ("ERISA").

         3. Effective Date. The Effective Date of the Plan shall be January 1,
            --------------
1998.

         4. Termination Date of Plan. The Termination Date of the Plan shall be
            ------------------------
the date of complete distribution of all assets in the Plan or any associated trust to its Participants and/or their beneficiaries.

         5. Definitions. As used in the Plan, the following words and terms
            -----------
shall have the meaning hereinafter set forth unless the context clearly indicates otherwise:

            (a)  Administrative Committee.  "Administrative Committee" means the
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                 Committee appointed by the Board of Directors, in accordance with Paragraph 21, to administer this Plan.

            (b)  Bank. "Bank" means County National Bank, a corporation and a
                 ----
                 national banking and financial institution formed under the laws of the Commonwealth of Pennsylvania, and a wholly-owned subsidiary of CNB.

            (c)  Board of Directors. "Board" or "Board of Directors" means the
                 ------------------
                 Board of Directors of the Company.
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            (d)  CNB. "CNB" means CNB Financial Corporation, a Pennsylvania
                 ---
                 corporation and parent company to the Bank.

            (e)  Common Stock. "Common Stock" means shares of Common Stock of
                 ------------
                 CNB.

            (f)  Compensation. "Compensation" means the annual fees paid to
                 ------------
                 Outside Directors for their service as a Director of the Company.

            (g)  Company.  "Company" means CNB and the Bank.
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            (h)  Deferred Compensation Account. "Deferred Compensation Account"
                 -----------------------------
                 means a book reserve account established by the Company for a Participant which represents the Participant's interest in the Plan.

            (i)  Director.  "Director" means a member of the Board.
                 --------

            (j)  Fair Market Value. "Fair Market Value" of the Common Stock
                 -----------------
                 means the cash price at which the last sale of Common Stock was made as reported by the National Quotation Bureau on the date prior to the valuation date in question.

            (k)  Outside Director. "Outside Director" means a Director who is
                 ----------------
                 not an employee of the Company.

            (l)  Participant. "Participant" means any Outside Director of the
                 -----------
                 Company who elects to defer all or a portion of his Director's Compensation in accordance with the terms of this Plan.


         6. Eligibility to Participate in Plan.  The individuals who are
            ----------------------------------
eligible to participate in the Plan are the Company's Outside Directors. A Director's eligibility shall continue from year-to-year during his service as a Director of the Company, regardless of whether he elects to participate or not in any given year.

         7. Election to Participate.  An Outside Director may elect to
            -----------------------
participate, alter the extent of his participation, or terminate his participation by delivering a properly executed "Deferral Election Form," a copy of which is attached hereto as Exhibit A, to the Administrative Committee.

         8. Effective Date for Participation.  The effective date for
            --------------------------------
participation in the Plan by an Outside Director shall be the first day of the calendar year following the date the Administrative Committee receives the Outside Director's Deferral Election Form. The effective date for participation in the Plan by a newly elected Outside Director shall be the date that he begins active service as a Director of the Company as long as the Administrative Committee has received his Deferral Election Form on or prior to that date. Each Participant may elect to defer receipt of a portion, up to 100% of his Compensation, designated in whole percentage points, effective with any Compensation declared and/or payable on or after the Effective Date,
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with such election continuing thereafter until changed by the Participant submitting a new or revised Deferral Election Form, or other written statement signed by the Participant, to the Administrative Committee, prior to the year for which the amendment is to be effective. If the Participant fails to notify the Administrative Committee of any change in his deferral, then the last Deferral Election Form or other signed written statement completed by the Participant shall govern his deferral election until changed in the manner set forth herein.

          9.   Deferred Compensation Account.  The Company shall credit to a
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Deferred Compensation Account for each Participant an amount equal to the
Compensation deferred by the Participant. The Deferred Compensation Account shall be kept only for bookkeeping and accounting purposes and no Company funds shall be transferred or designated to this account.

          10.  Establishment of Deferred Compensation Units.  On the first day
               --------------------------------------------
following the credit of the Participant's Deferred Compensation Account, the account shall be converted and credited with the number of Units ("Units") calculated by dividing the deferred Compensation credited as of the most recent date by the Fair Market Value of the Company's Common Stock.

          11.  Credits to Account of Participants.
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               (a)  So long as this Plan remains in effect, the Company shall credit to each Participant's Deferred Compensation Account throughout the term of his service as a Director with the Company, amounts, calculated in Units, equal to dividends payable in cash or property paid from time to time on issued and outstanding shares of Common Stock equal to the number of Units in his account, so that the amount of each such credit will be equivalent to dividends which the Participant would have received had he been the owner of the number of shares of Common Stock equal to the number of Units in his account. No such credit shall be made with respect to any dividend paid after a Participant's service as a Director of the Company terminates or after any date of termination of this Plan, even though the record date is prior thereto.

               (b) On the last day of each calendar year, or on the date of termination of his services as a Director, if earlier, each Participant's Deferred Compensation Account, shall be revalued at an amount equal to the number of Units then standing to his credit times the Fair Market Value per share.

               (c) Upon the termination of service of any Participant as a Director of the Company, there shall be paid to him the aggregate amount then standing to his credit in his Deferred Compensation Account. Such amounts shall be payable in accordance with the elections made under Paragraph 12.
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          (d)  In the event of any stock dividend on the Common Stock or any split-up or combination of shares of the Common Stock, appropriate adjustment shall be made by the Administrative Committee in the aggregate number of Units standing to the credit of each Participant in his Deferred Compensation Account provided, however, that the Administrative Committee may, but shall not be required to, establish any fractional Units.

     12.  Distribution of Deferred Compensation Account.  The Deferred
          ---------------------------------------------
Compensation Account of each Participant will be as follows:

          (a)  Payment. Upon termination of an Outside Director's service with
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               the Board, the balance of the Participant's Deferred Compensation
               Account shall be paid to him according to the method and at the times selected by the Participant in his "Distribution Form" a copy of which is attached hereto as Exhibit B, which must be
                                                   ---------
               properly executed and delivered to the Administrative Committee. If the Participant's Distribution Form does not pre-date his termination, the prior Distribution Form will supersede the current form. If no Distribution Form has been in effect for at least one year, a lump sum distribution will occur as early as administratively possible after termination of service.

          (b)  Methods of Payment. The Participant may elect one of the
               ------------------
               following methods of payment of his Deferred Compensation Account on his Distribution Form:

               1.   A lump sum distribution; or

               2. Payments in approximately equal annual installments for a period not to exceed 10 years.

          (c)  Beneficiary Designation. In the event the Participant dies before
               -----------------------
               receiving the entire distribution owned to him, the balance in his Deferred Compensation Account on the Participant's date of death shall be paid in a lump sum to the beneficiary designated by the Participant on his "Beneficiary Designation Form", a copy of which is attached hereto as Exhibit C, which must be properly
                                              ---------
               executed and delivered to the Administrative Committee.

          (d)  Acceleration of Payments. The Company hereby reserves the right
               ------------------------
               to accelerate the payment of any sums specified in the Plan without the consent of the Participant, his estate, beneficiaries, or any other person claiming through or under him.

          (e)  Incapacity of Beneficiary. If Company shall find that any person
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               to whom any payment is payable under the Plan is unable to care for his affairs because of illness or accident or is a minor,


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               any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee, or other legal representative) may be paid to the spouse, a child, parent, or brother or sister, or to any person deemed by the Company have incurred expense for such person otherwise entitled to payment, in accordance with the applicable provisions of Paragraph (c). Any such payment shall be a complete discharge of the Company's liabilities under the Plan.

     13.  Trust Not Established.  Nothing contained in the Plan and no action
          ---------------------
taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company, its Board of Directors, officers and employees and any Participant or any other person. Any assets, whether cash or investments, which the Company may carmark to pay the amount credited to the Deferred Compensation Account shall continue, for all purposes, to be a part of the general funds of the Company and the Participants shall not by virtue of the provisions of the Plan have any property interest in such funds. The Company may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of deferred Compensation hereunder. Such trusts shall be irrevocable but the assets thereof shall be subject to the claims of the Company's creditors. To the extent that any deferred Compensation provided under the Plan is actually paid from any such trust, the Company shall have no further obligations with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of and shall be paid by the Company. No Director shall have any right, title, or interest in or to any investment reserves, accounts, or funds that the Company may purchase, establish or accumulate to aid in providing benefits under this Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

     14.  Alienation and Assignment of Benefits.  The right of any Participant
          -------------------------------------
or any other person to payment of the Deferred Compensation Account under the Plan shall not be anticipated, alienated, sold, assigned, transferred, pledged, encumbered, attached or garnished except by will or by the laws or descent and distribution.

     15.  Not a Contract of Service.  Neither the establishment of, nor the
          -------------------------
participant or eligibility for participation of any Outside Director in, this Plan shall be construed to confer any right of tenure on the part of any Outside Director or any right of nomination, renomination, election or re-election to the Board of Directors of the Company. The Company shall not incur any liability for any loss of benefits that might result under this Plan from any failure of the stockholders to elect or re-elect any Outside Director to the Board of Directors or any failure of the Board of Directors to nominate any Outside Director for re-election.

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          16.  Binding Effect.  The Plan shall be binding upon and inure to the
               --------------
benefit of the Company, its successors and assigns and the Participant and his heirs, executors, and personal representatives.

          17.  No Security in Deferred Compensation Account.  Participants shall
               --------------------------------------------
have the status of general unsecured creditors of the Company and the Plan constitutes a mere promise by the Company to make benefit payments in the future. The Plan shall be unfunded for purposes of the Code and for purposes of Title I of ERISA.

          18.  Governing Law.  The Plan shall be governed by and construed in
               -------------
all respects under the laws of the Commonwealth of Pennsylvania and applicable federal law.

          19.  Entire Agreement.  This Plan and the Exhibits attached hereto and
               ----------------
executed by a Participant contain the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior contracts, agreements understandings and representations relating hereto. It may not be changed orally but only by an amendment in writing in accordance with the terms hereof.

          20.  Construction.  As used in the Plan, words of masculine gender
               ------------
shall be construed to include the feminine gender and vice versa.

          21.  Administration and Interpretation.  This Plan shall be
               ---------------------------------
administered by the Administrative Committee consisting of three County
National Bank Officers: (1) The Chief Executive Officer (2) Senior Trust Officer and (3) Chief Financial Officer. The members of the Administrative Committee shall not be eligible to participate in the Plan. The Administrative Committee shall have the full power and authority to interpret, construe and administer the Plan and to decide any and all matters arising hereunder, including but not limited to the right to remedy possible ambiguities, inconsistencies or omissions, by general rule or particular decision; provided, that all such interpretations, constructions, and decisions shall be applied in a uniform and nondiscriminatory manner to all Participants similarly situated. In addition, any interpretation, construction, or decision made by the Administrative Committee shall be final, conclusive and binding upon all persons who have or who claim to have any interest in or under the Plan.

          22.  Indemnification.  The members of the Administrative Committee and
               ---------------
its agents, and officers, directors and employees of the Company shall be indemnified and held harmless by the Company to the fullest extent now or hereafter permitted by law against and from any and all loss, cost, liability or expense, including attorneys' fees, fines, civil penalties and excise taxes that may be imposed upon or reasonably incurred by them in connection with or resulting from any actual or threatened civil, criminal, administrative or investigative claim, action, suit or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company's written approval) or paid by them in satisfaction of a judgment in any such action, suit or proceeding. The indemnification provided by this paragraph shall continue for persons who have ceased to be members or agents of the Administrative Committee, and to former directors, officers and employees of the Company, and shall inure to the benefit of the heirs, executors and administrators of persons entitled to indemnity hereunder. This paragraph shall not be applicable to any person if the loss, cost, liability or expense is finally judicially determined to be due to such person's recklessness or willful misconduct.

          23.  Compliance With Code and ERISA.  The parties intend that the Plan
               ------------------------------
comply with the provisions of the Code, ERISA and the Regulations in effect thereunder at the time of its execution. If, at a later date, the laws of the United States or the Commonwealth of Pennsylvania are construed in such a way as to make this Plan null and void, it shall be given effect in a manner that shall best carry out the Company's purposes and intentions.

          24.  Severability.  In the event any provision of the Plan shall be
               ------------
held invalid or illegal for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

          25.  Expenses.  The expenses of administering the Plan shall be borne
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by the Company.

          26.  Amendment and Termination.  The Company expects to continue the
               -------------------------
Plan indefinitely, but specifically reserves the right, in the sole and unfettered discretion of its Board of Directors, at any time, to amend, in whole or in part, any or all of the provisions of the Plan and to terminate the Plan in whole or in part, provided, however, that no such amendment or termination shall adversely affect any rights of an Outside Director to receive the deferred Compensation which had accrued on his behalf on account of his service as an Outside Director prior to such amendment or termination.

          IN WITNESS WHEREOF, the Company has caused this Plan to be adopted as of the _____ day of _____, 1997.

                                   CNB Financial Corporation



                                   By   /s/  James P. Moore
                                     ----------------------------
                                             President


                                   County National Bank


                                   By   /s/  William F. Falger
                                     ----------------------------
                                              President